STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Feb. 28, 2014	Feb. 28, 2013
Statements Of Operations
REVENUE	$ 26,690,718	$ 26,210,101
COST OF REVENUES	12,433,780	10,370,770
OPERATING EXPENSES:
Selling and marketing	11,880,904	15,123,547
Technology and development	6,781,916	7,474,928
General and administrative	9,211,028	12,682,015
Depreciation and amortization	5,206,900	6,036,740
Impairment of intangibles and investments	3,493,729	12,196,269
Goodwill impairment		25,919,000
Total operating expenses	36,574,477	79,432,499
LOSS FROM OPERATIONS	(22,317,539)	(63,593,168)
OTHER INCOME (EXPENSE):
Interest income (expense), net	(52,342)	(62,580)
Acquisition related contingent consideration		(12,199,730)
NET LOSS BEFORE INCOME TAXES	(22,369,881)	(51,456,018)
Income tax benefit	115,092	2,618,723
NET LOSS	$ (22,254,789)	$ (48,837,295)
NET LOSS PER SHARE - basic and diluted	$ (0.16)	$ (0.47)
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic and diluted	139,913,502	104,185,651